STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC2

Payment Number	12
Beginning Date of Collection Period	01-Sep-04
End Date of Collection Period	30-Sep-04
Payment Date	20-Oct-04
Previous Payment Date	20-Sep-04

Group 1 Funds Disbursement
Collected Funds including Skip-a-Pay and excluding Premium Amount	29,808,052.47
Available Payment Amount	29,512,567.08
Principal Collections	24,655,525.58
Interest Collections (net of servicing fee)	4,857,041.50
Net of Principal Recoveries	4,857,041.50
Principal Recoveries	0.00
Servicing Fee	322,056.39
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	29,808,052.47
Interest Paid to Notes and Components	1,104,324.64
Principal Paid to Notes and Components	24,998,344.07
Transferor - pursuant to 5.01 (a) (xiv)	3,383,327.37
Servicing Fee	322,056.39

Group 1 Pool Balance
Beginning Pool Balance	772,935,335.34
Principal Collections (including repurchases)	24,655,525.58
Additional Principal Reduction Amount	342,818.49
Ending Pool Balance	747,936,991.27

Group 1 Collateral Performance
Cash Yield (% of beginning balance)	8.04%
Loss Rate (net of principal recoveries; % of beginning pool balance)	0.53%
Net Yield	7.51%
Realized Losses	342,818.49
Cumulative Realized Losses	1,815,638.04
Cumulative Loss Percentage	0.15%
Delinquent Loans
One Payment Principal Balance of loans	30,193,305.48
One Payment Number of loans	279
Two Payments Principal Balance of loans	6,171,035.59
Two Payments Number of loans	63
Three+ Payments Principal Balance of loans	32,517,289.30
Three+ Payments Number of loans	315

Two+ Payments Delinquency Percentage	5.17%
Two+ Payments Rolling Average	4.55%

Group 1 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	6,996
Number of loans outstanding end of period	6,786
Number of REO as of the end of the Collection Period	50
Principal Balance of REO as of the end of the Collection Period	4,429,761.66

Group 1 Overcollateralization
Beginning OC Amount	162,287,972.30
OC Release Amount	0.00
Extra Principal Payment Amount	-
Ending OC Amount	162,287,972.30

Target OC Amount	162,287,972.30
Interim OC Amount	162,287,972.30
Interim OC Deficiency	-

Monthly Excess Cashflow	3,383,327.37
Principal Payment Amount	24,655,525.58
Principal Collections	24,655,525.58
OC Release Amount	0.00

Other Group 1 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 1 Cut-Off Date Pool Balance	1,180,276,162.15
Accrued Servicing Fee unpaid for previous Collection Periods	0.00
Class A-1 Insured Payment Amounts from Insurer	0.00

Group 2 Funds Disbursement
Collected Funds including Skip-a-Pay	7,756,555.90
Available Payment Amount	7,680,233.94
Principal Collections	6,481,389.43
Interest Collections (net of servicing fee)	1,198,844.51
Net of Principal Recoveries	1,197,664.51
Principal Recoveries	1,180.00
Servicing Fee	76,321.96
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	7,756,555.90
Interest Paid to Notes and Components	263,943.78
Principal Paid to Notes and Components	6,597,194.58
Transferor - pursuant to 5.01 (a) (xiv)	819,095.58
Servicing Fee	76,321.96

Group 2 Pool Balance
Beginning Pool Balance	183,172,702.32
Principal Collections (including repurchases)	6,481,389.43
Additional Principal Reduction Amount	115,805.15
Ending Pool Balance	176,575,507.74

Group 2 Collateral Performance
Cash Yield (% of beginning balance)	8.35%
Loss Rate (net of principal recoveries; % of beginning pool balance)	0.75%
Net Yield	7.60%
Realized Losses	114,625.15
Cumulative Realized Losses	445,581.64
Cumulative Loss Percentage	0.16%
Delinquent Loans
One Payment - Principal Balance of mortgage loans	8,071,226.28
One Payment - Number of mortgage loans	61
Two Payments - Principal Balance of mortgage loans	2,962,310.99
Two Payments - Number of mortgage loans	21
Three+ Payments - Principal Balance of mortgage loans	6,808,310.24
Three+ Payments - Number of mortgage loans	64

Two+ Payments Delinquency Percentage	5.53%
Two+ Payments Rolling Average	4.51%

Group 2 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	1,393
Number of loans outstanding end of period	1,346
Number of REO as of the end of the Collection Period	14
Principal Balance of REO as of the end of the Collection Period	1,069,669.22

Group 2 Overcollateralization
Beginning OC Amount	39,285,123.64
OC Release Amount	0.00
Extra Principal Payment Amount	0.00
Ending OC Amount	39,285,123.64

Target OC Amount	39,285,123.64
Interim OC Amount	39,285,123.64
Interim OC Deficiency	0.00

Monthly Excess Cashflow	819,095.58
Principal Payment Amount	6,481,389.43
Principal Collections	6,481,389.43
OC Release Amount	0.00

Other Group 2 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 2 Cut-Off Date Pool Balance	285,709,990.10
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Reserve Account
Specified Reserve Target	0.00
Ending Balance of Group 1 Reserve Account Subaccount	0.00
Ending Balance of Group 2 Reserve Account Subaccount	0.00

Interest Calculations
1 month LIBOR	1.81125%
Class A-1 Formula Rate (1M LIBOR plus 29bps)	2.10125%
Class A-1 Note Rate	2.10125%
Class M-1 Formula Rate (1M LIBOR plus 60bps)	2.41125%
Class M-1 Component Rate	2.41125%
Group 1 Available Funds Cap	8.13373%
Class A-2 Formula Rate (1M LIBOR plus 33bps)	2.14125%
Class A-2 Note Rate	2.14125%
Class M-2 Formula Rate (1M LIBOR plus 60bps)	2.41125%
Class M-2 Component Rate	2.41125%
Group 2 Available Funds Cap	8.35326%

Class A-1 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	24.540044
2. Principal Payment per $1,000	23.533435
3. Interest Payment per $1,000	1.006610

B. Calculation of Class A-1 Interest Due & Paid
1. Class A-1 Note Rate	2.10125%
2. Days in Accrual Period	30

3. Class A-1 Interest Due	831,653.76
4. Class A-1 Interest Paid	831,653.76
5. Class A-1 Supplemental Interest Amount Paid	0.00
6. Class A-1 Interest Carry Forward Amount Paid	0.00

7. Class A-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-1 Principal Due & Paid
1. Class A-1 Note Principal Amount, BOP	474,948,012.89
2. Class A-1 Principal Due	19,443,159.12
3. Class A-1 Principal Paid	19,443,159.12
4. Class A-1 Principal Carry Forward Amount Paid	0.00
5. Class A-1 unpaid Principal Carry Forward Amount	0.00
6. Class A-1 Note Principal Amount, EOP	455,504,853.77

7. Class A-1 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.5748633
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.5513298
8. Ending Class A-1 Note Principal Amount as a % of the Pool Balance, EOP	0.6090150

Class A-2 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	26.654626
2. Principal Payment per $1,000	25.656142
3. Interest Payment per $1,000	0.998485

B. Calculation of Class A-2 Interest Due & Paid
1. Class A-2 Note Rate	2.14125%
2. Days in Accrual Period	30

3. Class A-2 Interest Due	199,693.98
4. Class A-2 Interest Paid	199,693.98
5. Class A-2 Supplemental Interest Amount Paid	0.00
6. Class A-2 Interest Carry Forward Amount Paid	0.00

7. Class A-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-2 Principal Due & Paid
1. Class A-2 Note Principal Amount, BOP	111,912,561.21
2. Class A-2 Principal Due	5,131,151.34
3. Class A-2 Principal Paid	5,131,151.34
4. Class A-2 Principal Carry Forward Amount Paid	0.00
5. Class A-2 unpaid Principal Carry Forward Amount	0.00
6. Class A-2 Note Principal Amount, EOP	106,781,409.87

7. Class A-2 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.5595712
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.5339151
8. Ending Class A-2 Note Principal Amount as a % of the Pool Balance, EOP	0.6047351

Class M-1 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	24.688551
2. Principal Payment per $1,000	23.533435
3. Interest Payment per $1,000	1.155116

B. Calculation of Class M-1 Interest Due & Paid
1. Class M-1 Component Rate	2.41125%
2. Days in Accrual Period	30

3. Class M-1 Interest Due	272,670.88
4. Class M-1 Interest Paid	272,670.88
5. Class M-1 Supplemental Interest Amount Paid	0.00
6. Class M-1 Interest Carry Forward Amount Paid	0.00

7. Class M-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-1 Principal Due & Paid
1. Class M-1 Component Principal Amount, BOP	135,699,350.15
2. Class M-1 Principal Due	5,555,184.95
3. Class M-1 Principal Paid	5,555,184.95
4. Class M-1 Principal Carry Forward Amount Paid	0.00
5. Class M-1 Unpaid Principal Carry Forward Amount	0.00
6. Class M-1 Component Principal Amount, EOP	130,144,165.20

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.5748633
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.5513298
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1740042

Class M-2 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	26.780530
2. Principal Payment per $1,000	25.656142
3. Interest Payment per $1,000	1.124388

B. Calculation of Class M-2 Interest Due & Paid
1. Class M-2 Component Rate	2.41125%
2. Days in Accrual Period	30

3. Class M-2 Interest Due	64,249.80
4. Class M-2 Interest Paid	64,249.80
5. Class M-2 Supplemental Interest Amount Paid	0.00
6. Class M-2 Interest Carry Forward Amount Paid	0.00

7. Class M-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-2 Principal Due & Paid
1. Class M-2 Component Principal Amount, BOP	31,975,017.47
2. Class M-2 Principal Due	1,466,043.24
3. Class M-2 Principal Paid	1,466,043.24
4. Class M-2 Principal Carry Forward Amount Paid	0.00
5. Class M-2 Unpaid Principal Carry Forward Amount	0.00
6. Class M-2 Component Principal Amount, EOP	30,508,974.23

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.5595712
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.5339151
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1727815

HOUSEHOLD FINANCE CORPORATION
Household Mortgage Loan Trust 2003-HC2

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of October 15, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC2, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on October 20, 2004

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 13th day of October, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer,

BY: /s/ Phil Krupowicz
A Servicing Officer